As filed with the Securities and Exchange Commission on April 1, 2003
                                                         Registration No. 333-
==============================================================================
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 ------------
                                   FORM S-8
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                                 ------------
                          BALLARD POWER SYSTEMS INC.
            (Exact name of registrant as specified in its charter)

                                 ------------
          Canada                                        Not Applicable
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)
                                 ------------

                             9000 Glenlyon Parkway
                           Burnaby, British Columbia
                                Canada V5J 5J9
                   (Address of Principal Executive Offices)

               BALLARD POWER SYSTEMS INC. 2002 SHARE OPTION PLAN
                           (Full title of the plan)

                           Corporation Trust Company
                                 1633 Broadway
                           New York, New York 10019
                    (Name and address of agent for service)

                                (212) 894-8940
         (Telephone number, including area code, of agent for service)

                                 ------------
                                  Copies to:

      Noordin Nanji, Esq.                             John T. Gaffney, Esq.
   Ballard Power Systems Inc.                        Cravath, Swaine & Moore
     9000 Glenlyon Parkway                               Worldwide Plaza
   Burnaby, British Columbia                            825 Eighth Avenue
         Canada V5J 5J9                                 New York, New York
         (604) 454-0900                                     10019-7475
                                                          (212) 474-1000

                                 ------------
                        CALCULATION OF REGISTRATION FEE

 TITLE OF SECURITIES TO BE    AMOUNT TO BE REGISTERED       PROPOSED MAXIMUM           PROPOSED MAXIMUM           AMOUNT OF
        REGISTERED                      (1)             OFFERING PRICE PER SHARE   AGGREGATE OFFERING PRICE   REGISTRATION FEE
                                                                   (2)                        (2)
 -------------------------    -----------------------   ------------------------   ------------------------   ----------------
 Common Shares............             300,000                  U.S. $9.51              U.S. $2,853,000            U.S. $231
 -------------------------    -----------------------   ------------------------   ------------------------   ----------------


==============================================================================


     (1) This Registration Statement also covers additional Common Shares of the registrant which may become issuable under the Ballard Power Systems Inc. 2002 Share Option Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the registrant's outstanding Common Shares.

     (2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457. The proposed maximum aggregate offering price is based upon the average of the high and low prices of the Common Shares reported on the Nasdaq National Market on March 31, 2003.

                               EXPLANATORY NOTE

          The registrant previously registered an aggregate of 940,001 of its common shares, no par value, for issuance under the Ballard Power Systems Inc. 2002 Share Option Plan under a Registration Statement on Form S-8, as filed with the Securities and Exchange Commission on August 30, 2002 (File No. 333-89088). Pursuant to General Instruction E to Form S-8, this Registration Statement incorporates by reference the contents of the Registration Statement referenced above, except as otherwise set forth herein.

                                    PART I

             INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.   Plan Information

          All information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act") and the Note to Part I of Form S-8.

Item 2.   Registrant Information and Employee Plan Annual Information

          All information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8. Exhibits

         The following exhibits are filed as part of this Registration
Statement:

         Exhibit No.       Description
         -----------       -----------

                +4.1       Restated Articles of Incorporation of the registrant.

                +4.2       By-laws of the registrant.

                 5.1 Opinion of Lang Michener regarding the legality of the securities being offered hereby.

                23.1       Consent of KPMG LLP.

                23.2       Consent of Lang Michener (contained in Exhibit 5.1).

                24.1 Power of Attorney (included as part of the signature pages to this Registration Statement).

---------------

+ Filed as an exhibit to Registration Statement No. 333-89414 and incorporated herein by reference thereto.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burnaby, Province of British Columbia, Country of Canada, on the 31st day of March 2003.



                                               BALLARD POWER SYSTEMS INC.



                                               By: /s/ Noordin Nanji
                                                   ---------------------------
                                                   Noordin Nanji
                                                   Vice President, Corporate
                                                   Strategy & Development and
                                                   Corporate Secretary




                               POWER OF ATTORNEY

          Each of the registrant and each director or officer of the registrant whose individual signature appears below hereby appoints Noordin Nanji and David Smith, and each of them, any of whom may act without the joinder of the others, as the true and lawful attorney-in-fact and agent of the undersigned, in any and all capacities, with full power of substitution, to sign any and all amendments to this Registration Statement (including post-effective amendments), and, in connection with any registration of additional securities, to sign any abbreviated registration statement and any and all amendments thereto, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



       Signature                          Title                     Date
       ---------                          -----                     ----

/s/ Dennis Campbell              Chief Executive Officer and     March 31, 2003
-----------------------------            President
    Dennis Campbell


/s/ David Smith                     Chief Financial Officer      March 31, 2003
-----------------------------
        David Smith



-----------------------------        Chairman of the Board       March 31, 2003
        Firoz Rasul*

-----------------------------              Director              March 31, 2003
       Charles Baillie*



-----------------------------              Director              March 31, 2003
     Stephen Bellringer*



-----------------------------              Director              March 31, 2003
      James Donlon III*



-----------------------------              Director              March 31, 2003
    Prof. Jurgen Hubbert*



-----------------------------              Director              March 31, 2003
        Ed Kilroy*



-----------------------------              Director              March 31, 2003
       Denise Morrison*



-----------------------------              Director              March 31, 2003
       John Rintamaki*



-----------------------------              Director              March 31, 2003
     Dr. Gerhard Schmidt*



-----------------------------              Director              March 31, 2003
Dr. Ing. Hans-Joachim Schopf*



-----------------------------              Director              March 31, 2003
        John Sheridan*



-----------------------------              Director              March 31, 2003
      Douglas Whitehead*





                                                   *By: /s/ Noordin Nanji
                                                        ----------------------
                                                        Name:  Noordin Nanji
                                                        Title: Attorney-in-Fact

                           AUTHORIZED REPRESENTATIVE

          Pursuant to the requirements of Section 6(a) of the Securities Act of 1933, the undersigned has signed this Registration Statement, solely in the capacity of the duly authorized representative of the Registrant in the United States on this 31st day of March 2003.



                                                    By: /s/ Noordin Nanji
                                                        ----------------------
                                                        Noordin Nanji
                                                        Vice President,
                                                        Corporate Strategy &
                                                        Development and
                                                        Corporate Secretary

                               INDEX TO EXHIBITS
                               -----------------


EXHIBIT           DESCRIPTION
-------           -----------

 +4.1             Restated Articles of Incorporation of the registrant.

 +4.2             By-laws of the registrant.

  5.1 Opinion of Lang Michener regarding the legality of the securities being offered hereby.

 23.1             Consent of KPMG LLP.

 23.2             Consent of Lang Michener (contained in Exhibit 5.1).

 24.1 Power of Attorney (included as part of the signature pages to this Registration Statement).

---------------

+ Filed as an exhibit to Registration Statement No. 333-89414 and incorporated herein by reference thereto.